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                                                                   EXHIBIT 10.33

                                  Milacron Inc.
                              2090 Florence Avenue
                             Cincinnati, Ohio 45206

Glencore Finance AG
Baarermattstrasse 3
CH-6341 Baar
SWITZERLAND
Attention: Steven Isaacs

Mizuho International plc
Bracken House
One Friday Street
London EC4M 9JA
UNITED KINGDOM
Attention: Patrick Collins

                                                                  June 7th, 2004

             Re: Note Purchase Agreement dated as of March 12, 2004

Dear Sir or Madam:

            Reference is made to the Note Purchase Agreement dated as of March 12, 2004, as amended April 5, 2004 (the "Note Purchase Agreement"), among Milacron Inc., a Delaware Corporation (the "Company") and Glencore Finance AG and Mizuho International plc (each, an "Investor," and collectively, the "Investors"). Terms used but not defined herein shall have the meanings assigned to them in the Note Purchase Agreement.

            Pursuant to Section 14.3 of the Note Purchase Agreement, each of the Company and the Investors as Majority Holders hereby agree as follows:

            (A) Notwithstanding anything to the contrary contained in the Note Purchase Agreement or the Notes, the Euro Note Refinancing Condition shall be deemed to be satisfied for all purposes under the Note Purchase Agreement and the Notes upon the payment by wire transfer to the paying agent for the Euro Notes of an amount sufficient to repurchase at least 99% of the (euro)115 million in aggregate principal amount of the Euro Notes.

            (B) Except as expressly provided herein, the Note Purchase Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. Upon the effectiveness of this letter agreement, the term "Note Purchase Agreement" as used in the Note Purchase Agreement shall refer to the Note Purchase Agreement as amended hereby.

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            (C) This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (D) This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to any conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

            (E) In the event that a judicial proceeding is necessary, the sole forum for resolving disputes arising out of or relating to this letter agreement is the Supreme Court of the State of New York in and for the County of New York or the federal courts located in such state and county, and related appellate courts. The parties hereby irrevocably consent to the jurisdiction of such courts and agree to said venue.

            (F) The parties hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this letter agreement or any other document or the transactions contemplated hereby or thereby.

            (G) The holding of any provision of this letter agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this letter agreement, which shall remain in full force and effect. If any provision of this letter agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

            (H) It is agreed that a waiver by any party of a breach of any provision of this letter agreement shall not operate, or be construed, as a waiver of any subsequent breach by the breaching party.

                                     Very truly yours,

                                     MILACRON INC.,

                                        by

                                            /s/ J. C. Francy
                                           ------------------------------------
                                           Name: J. C. Francy
                                           Title: Treasurer

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Accepted and agreed as of the
date first above written:

GLENCORE FINANCE AG,

      by    /s/ Andreas Hubmann  /s/ Barbara Wolfensberger
         ----------------------------------------------------
            Name: Andreas Hubman, Barbara Wolfensberger
            Title: Director

MIZUHO INTERNATIONAL PLC,

      by    /s/ Matthew M. Weber
         -------------------------------
            Name: Matthew M. Weber
            Title: Attorney-In-Fact

Copies to:

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019-7475
Attention: Mark I. Greene, Esq.

Cadwalader, Wickersham & Taft LLP
100 Maiden Lane
New York, NY 10038
Attention: Gregory M. Petrick, Esq.

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